[logo] M F S(R)                                               SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                         DECEMBER 31, 2002


[graphic omitted]

                             MFS(R) INSTITUTIONAL
                             LARGE CAP GROWTH FUND

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
     NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

MFS(R) INSTITUTIONAL LARGE CAP GROWTH FUND

The following tables present certain information regarding the Trustees and officers of MFS Institutional
Trust of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman                                                 Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company, Chairman
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
JOHN W. BALLEN* (born 09/12/59) Trustee and              Private investor; Harvard University Graduate
President                                                School of Business Administration, Class of 1961,
Massachusetts Financial Services Company, Chief          Adjunct Professor in Entrepreneurship Emeritus;
Executive Officer and Director                           CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
KEVIN R. PARKE* (born 12/14/59) Trustee
Massachusetts Financial Services Company, Chief          J. DALE SHERRATT (born 09/23/38) Trustee
Investment Officer, President and Director               Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           (investor in health care companies), Managing
Brigham and Women's Hospital, Chief of Cardiac           General Partner (since 1993); Cambridge
Surgery; Harvard Medical School, Professor of            Nutraceuticals (professional nutritional
Surgery                                                  products), Chief Executive Officer (until May
                                                         2001); Paragon Trade Brands, Inc. (disposable
WILLIAM R. GUTOW (born 09/27/41) Trustee                 consumer products), Director
Private investor and real estate consultant;
Capitol Entertainment Management Company (video          ELAINE R. SMITH (born 04/25/46) Trustee
franchise), Vice Chairman                                Independent health care industry consultant

J. ATWOOD IVES (born 05/01/36) Trustee                   WARD SMITH (born 09/13/30) Trustee
Private investor; KeySpan Corporation (energy            Private investor; Sundstrand Corporation
related services), Director; Eastern Enterprises         (manufacturer of highly engineered products for
(diversified services company), Chairman, Trustee        industrial and aerospace applications), Director
and Chief Executive Officer (until November 2000)        (until June 1999)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman                                                 Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
                                                         York, Senior Vice President (September 2000 to
JOHN W. BALLEN (born 09/12/59) Trustee and               July 2002); Lexington Global Asset Managers, Inc.,
President                                                Executive Vice President and General Manager
Massachusetts Financial Services Company, Chief          (prior to September 2000)
Executive Officer and Director
                                                         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Massachusetts Financial Services Company, Vice
Secretary and Assistant Clerk                            President
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Vice President
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

ROBERT R. FLAHERTY (born 09/18/63) Assistant
Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 112 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8
500 Boylston Street                                      a.m. to 8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
Stephen Pesek+                                           business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIANS                                               with a Telecommunications Device for the Deaf.)
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110                    For share prices, account balances, exchanges or
                                                         stock and bond outlooks, call toll free:
JP Morgan Chase Bank                                     1-800-MFS-TALK (1-800-637-8255) anytime from a
One Chase Manhattan Plaza                                touch-tone telephone.
New York, NY 10081
                                                         WORLD WIDE WEB
INVESTOR INFORMATION                                     www.mfs.com
For information on MFS mutual funds, call your
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).


+ MFS Investment Management

-------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

  o data from investment applications and other forms

  o share balances and transactional history with us, our affiliates, or others

  o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call
1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
One can always find reasons not to invest. After three tough years in a row, it is only natural that investors -- especially stock investors -- may feel discouraged. People have fled in record numbers to the perceived safety of government bonds. Some folks are claiming they'll never invest in the stock market again.

However, historically the best times to invest in stocks and corporate bonds have been times like the present, when investors are feeling most worried and discouraged. Looking back at the late 1980s and early 1990s, for example -- when a banking crisis, a junk bond debacle, and a collapse in consumer confidence gave many investors sleepless nights -- we can see that that period ushered in the bull market of the 1990s.

REASONS FOR OPTIMISM
We would also argue that beyond the negative headlines, much of the longer-term news in the past several months has been positive. Although many feared a "double-dip" recession last year, it did not happen. The U.S. economy grew modestly throughout 2002, and the consensus view seems to be for continued slow growth in 2003. Wages and worker productivity, according to the U.S. Labor Department, have been rising over the past year. We have seen companies in general become leaner and stronger, and corporate profits have slowly begun to recover. Corporate accounting scandals, which dragged down investor confidence and the market for much of last year, seem to be largely behind us.

IN OUR VIEW, A TIME OF OPPORTUNITY
Of course, there are always reasons to be concerned about the markets. As I write this in mid-January, political issues in Iraq and North Korea remain a potential problem. Unemployment, while still relatively moderate by historical standards, has risen to a level that may affect consumer spending. We would also caution that, although stock valuations have fallen dramatically over the past several years, some areas of the market may still be highly valued.

However, our experience during nearly eight decades of investing has been that markets have always been cyclical and that investors may miss opportunities by waiting for all signs to indicate the cycle is turning up. It is impossible to call a market bottom, except in retrospect, and no one can say for certain whether the market will head up or down over the near term. But this seems to us like a particularly important time to take a long-term view.

These are issues best discussed with your investment professional, who is familiar with your risk tolerance, your individual goals, and your financial situation. But we would point out that times of great disappointment and uncertainty have often been periods of opportunity for long-term investors, and, in our view, we may be in the midst of such a period.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman
     MFS Investment Management(R)

     January 15, 2003

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders:
For the six months ended December 31, 2002, the fund provided a total return of -11.99%. This return, which includes the reinvestment of any dividends and capital gains distributions, compares with a return of -8.97% over the same period for the fund's benchmark, the Russell 1000 Growth Index. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks. In addition, the Standard & Poor's 500 Stock Index returned -22.09%. While the S&P 500, a commonly used measure for the broad stock market, is not used as a benchmark for the series, we think that it is important that contract owners recognize the type of investing environment we have been in and how the series performed against this backdrop.

MARKET ENVIRONMENT
Although 2002 marked the third consecutive year of double-digit declines for large cap growth stocks, the second half of the year offered a few glimmers of hope for better days to come. Amid a vicious sell-off in the third quarter, growth stocks outperformed value stocks. The fourth quarter brought with it positive absolute returns -- the first meaningful bounce since the fourth quarter of 2001. Within the growth universe, gains were broad-based, with every sector finishing the quarter higher, although this did not fully offset the steep declines in the third quarter. The most beaten-up groups enjoyed a notable fourth quarter lift, with technology up 21% and utilities and communications up 51% in the fourth quarter.

CONTRIBUTORS TO PERFORMANCE
Despite delivering a strong positive return in the final quarter of the year, portfolio results trailed the Russell 1000 Growth benchmark. Stock selection among industrial goods and services concerns detracted from performance. Among industrials, portfolio holdings in the defense arena, such as Northrup Grumman and Lockheed Martin, dropped precipitously on concerns that, while federal outlays for defense spending would continue to grow in the future, the rate of increase would likely slow in the next year or two. Pension accounting issues also put pressure on the group.

In the health care sector, results were mixed. Forest Labs performed strongly, in large part due to robust sales of its anti-depressant drug, Celexa. Forest also won approval for its next-generation growth driver in this category, Lexapro. Strong prescription trends lifted shares of Alcon.

DETRACTORS TO PERFORMANCE
On the negative side, our position in Tenet Healthcare detracted from results. Aggressive price increases had allowed Tenet to capture significant revenues through Medicare's outlier payment mechanism -- a loophole that will be closed going forward. Baxter International swooned as weakness in the company's plasma and renal businesses, together with potential for more competition in its key growth-driving hemophilia franchise, weighed heavily on Baxter's stock. Both Tenet and Baxter were sold out of the portfolio by the end of the period.

In the fourth quarter, our underweighted position in technology stocks also hurt relative returns, as this sector staged an impressive rally. Key outperformers that were underrepresented in the portfolio included IBM, Microsoft, and Intel.

OUTLOOK
In our view, constrained consumers and conservative corporate chieftains will likely make for a muted cyclical rebound in business activity. Moreover, the apparent lack of "must have" new technologies, new drug compounds, or new value-added services suggests to us limits to potential secular growth in 2003. We think competitive forces will likely remain intense in this environment, favoring companies that enjoy some cost advantage in producing and/or delivering their wares.

Companies have been able to offset elusive top line growth through cost cutting initiatives to generate earnings. Savings from restructuring programs, while real, are typically one-time in nature. If 2002 was the year for margin expansion (through squeezing suppliers, reducing headcount, etc.), we believe 2003 may be the year for renewed focus on asset turnover (or using what you have more effectively). We think that lower inventories, consolidation of production facilities, and focused R&D efforts may be important growth drivers in the coming year.

We believe that the rash of corporate scandals and bankruptcies in 2002 will keep investors keenly focused on the bottom line: that is, companies' ability to generate cash flow. The return of some of that cash to shareholders may also take center stage, particularly if dividend taxation were to be reduced or eliminated. We think this could presage dividend payouts for growth companies with sizeable cash balances, including Microsoft, Cisco, and Dell.

     Respectfully

 /s/ Stephen Pesek

     Stephen Pesek
     Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Stephen Pesek, CFA, is Senior Vice President of MFS Investment Management(R) (MFS(R)) and a member of our large-cap growth portfolio management team. He manages the large-cap growth portfolios of our mutual funds, variable annuities, and institutional accounts.

Steve joined MFS in 1994 as a research analyst following the pharmaceutical, biotechnology, and electronics industries. He became a portfolio manager in 1996 and Senior Vice President in 1999.

Prior to joining MFS, he worked for seven years at Fidelity Investments as an equity analyst.

He is a graduate of the University of Pennsylvania and has an M.B.A. degree from Columbia University. He holds the Chartered Financial Analyst (CFA) designation.

All equity portfolio managers began their careers at MFS as research analysts. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

FUND FACTS

Objective: Seeks to provide long-term growth of capital.

Commencement of investment operations: February 22, 2000

Size: $171.3 million net assets as of December 31, 2002

PERFORMANCE SUMMARY

Because the fund is designed for investors with long-term goals, we have provided cumulative as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of dividends and capital gains. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2002

                                   6 Months        1 Year           Life*
---------------------------------------------------------------------------
Cumulative Total Return             -11.99%       -27.74%         -51.44%
-------------------------------------------------------------------------
Average Annual Total Return           --          -27.74%         -22.34%
---------------------------------------------------------------------------
* For the period from the commencement of the fund's investment operations, February 22, 2000, through December 31, 2002.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT THAN THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

PORTFOLIO OF INVESTMENTS (Unaudited) - December 31, 2002

Stocks - 95.2%
-------------------------------------------------------------------------------
ISSUER                                                   SHARES           VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 89.5%
  Aerospace - 1.2%
    Lockheed Martin Corp.                                 9,500    $    548,625
    Northrop Grumman Corp.                               15,600       1,513,200
                                                                   ------------
                                                                   $  2,061,825
-------------------------------------------------------------------------------
  Airlines - 0.1%
    Southwest Airlines Co.                               16,800    $    233,520
-------------------------------------------------------------------------------
  Automotive - 0.6%
    Harley-Davidson, Inc.                                21,890    $  1,011,318
-------------------------------------------------------------------------------
  Banks & Credit Cos. - 2.4%
    SLM Corp.                                            39,100    $  4,060,926
-------------------------------------------------------------------------------
  Beverages - 0.5%
    The Pepsi Bottling Group, Inc.                       34,100    $    876,370
-------------------------------------------------------------------------------
  Biotechnology - 4.3%
    Amgen, Inc.*                                         80,450    $  3,888,953
    Eli Lilly & Co.                                      50,570       3,211,195
    Genentech, Inc.*                                     10,200         338,232
                                                                   ------------
                                                                   $  7,438,380
-------------------------------------------------------------------------------
  Business Machines - 1.6%
    International Business Machines Corp.                35,800    $  2,774,500
-------------------------------------------------------------------------------
  Business Services - 6.5%
    Accenture Ltd., "A"*                                 64,600    $  1,162,154
    Affiliated Computer Services, Inc., "A"*             37,100       1,953,315
    Apollo Group, Inc., "A"*                             39,800       1,751,200
    Automatic Data Processing, Inc.                      85,400       3,351,950
    First Data Corp.                                     66,120       2,341,309
    Paychex, Inc.                                        14,400         401,616
    Weight Watchers International, Inc.*                  1,900          87,343
                                                                   ------------
                                                                   $ 11,048,887
-------------------------------------------------------------------------------
  Computer Hardware - Systems - 1.6%
    Dell Computer Corp.*                                104,240    $  2,787,378
-------------------------------------------------------------------------------
  Computer Software - 2.1%
    Oracle Corp.*                                       338,600    $  3,656,880
-------------------------------------------------------------------------------
  Computer Software - Personal Computers - 5.1%
    Intuit, Inc.*                                        25,500    $  1,196,460
    Microsoft Corp.*                                    140,750       7,276,775
    Symantec Corp.*                                       7,900         319,555
                                                                   ------------
                                                                   $  8,792,790
-------------------------------------------------------------------------------
  Computer Software - Services - 1.0%
    VERITAS Software Corp.*                             104,621    $  1,634,180
-------------------------------------------------------------------------------
  Computer Software - Systems - 1.0%
    BEA Systems, Inc.*                                   18,700    $    214,489
    Cadence Design Systems, Inc.*                        22,360         263,625
    Peoplesoft, Inc.*                                    62,410       1,142,727
                                                                   ------------
                                                                   $  1,620,841
-------------------------------------------------------------------------------
  Conglomerates - 3.1%
    Berkshire Hathaway, Inc., "A"*                            3    $    218,250
    General Electric Co.                                157,120       3,825,872
    Tyco International Ltd.                              73,000       1,246,840
                                                                   ------------
                                                                   $  5,290,962
-------------------------------------------------------------------------------
  Consumer Goods & Services - 5.2%
    Avon Products, Inc.                                  61,600    $  3,318,392
    Colgate-Palmolive Co.                                40,700       2,133,901
    Gillette Co.                                         36,100       1,095,996
    Philip Morris Cos., Inc.                             36,650       1,485,424
    Procter & Gamble Co.                                 10,100         867,994
                                                                   ------------
                                                                   $  8,901,707
-------------------------------------------------------------------------------
  Electronics - 3.4%
    Analog Devices, Inc.*                                69,100    $  1,649,417
    Intel Corp.                                          30,200         470,214
    KLA-Tencor Corp.*                                     4,600         162,702
    Maxim Integrated Products, Inc.                      35,500       1,172,920
    Microchip Technology, Inc.*                          47,100       1,151,595
    Teradyne, Inc.*                                      49,400         642,694
    Xilinx, Inc.*                                        28,200         578,664
                                                                   ------------
                                                                   $  5,828,206
-------------------------------------------------------------------------------
  Entertainment - 4.6%
    AOL Time Warner, Inc.*                              133,700    $  1,751,470
    Carnival Corp.                                       20,810         519,209
    Clear Channel Communications, Inc.*                  44,640       1,664,626
    Fox Entertainment Group, Inc., "A"*                  28,700         744,191
    Liberty Media Corp.*                                109,000         974,460
    The Walt Disney Co.                                  31,900         520,289
    Viacom, Inc., "B"*                                   41,021       1,672,016
                                                                   ------------
                                                                   $  7,846,261
-------------------------------------------------------------------------------
  Financial Institutions - 6.9%
    American Express Co.                                 57,920    $  2,047,472
    Charles Schwab Corp.                                 62,700         680,295
    Citigroup, Inc.                                      76,403       2,688,622
    Freddie Mac                                          57,960       3,422,538
    Goldman Sachs Group, Inc.                            27,580       1,878,198
    Merrill Lynch & Co., Inc.                            30,700       1,165,065
                                                                   ------------
                                                                   $ 11,882,190
-------------------------------------------------------------------------------
  Food & Beverage Products - 3.9%
    Anheuser-Busch Cos., Inc.                            14,500    $    701,800
    Coca-Cola Co.                                        17,600         771,232
    Hershey Foods Corp.                                   6,700         451,848
    PepsiCo, Inc.                                        70,120       2,960,466
    Sysco Corp.                                          59,300       1,766,547
                                                                   ------------
                                                                   $  6,651,893
-------------------------------------------------------------------------------
  Insurance - 2.2%
    AFLAC, Inc.                                          33,600    $  1,012,032
    American International Group, Inc.                   23,470       1,357,739
    Marsh & McLennan Cos., Inc.                          29,600       1,367,816
                                                                   ------------
                                                                   $  3,737,587
-------------------------------------------------------------------------------
  Internet - 0.5%
    Ebay, Inc.*                                          12,820    $    869,452
-------------------------------------------------------------------------------
  Medical & Health Products - 10.1%
    Abbott Laboratories, Inc.                            21,100    $    844,000
    Boston Scientific Corp.*                             53,500       2,274,820
    Forest Laboratories, Inc.*                           24,580       2,414,248
    Guidant Corp.*                                        8,700         268,395
    Johnson & Johnson Co.                                77,240       4,148,560
    Pfizer, Inc.                                        226,227       6,915,759
    Wyeth                                                12,400         463,760
                                                                   ------------
                                                                   $ 17,329,542
-------------------------------------------------------------------------------
  Medical & Health Technology Services - 2.4%
    Cardinal Health, Inc.                                 7,200    $    426,168
    Genzyme Corp.*                                       26,700         789,546
    Medtronic, Inc.                                      58,000       2,644,800
    St. Jude Medical, Inc.*                               4,300         170,796
                                                                   ------------
                                                                   $  4,031,310
-------------------------------------------------------------------------------
  Oil Services - 3.0%
    Anadarko Petroleum Corp.                             12,400    $    593,960
    BJ Services Co.*                                     44,800       1,447,488
    Noble Corp.*                                         16,400         576,460
    Schlumberger Ltd.                                    60,200       2,533,818
                                                                   ------------
                                                                   $  5,151,726
-------------------------------------------------------------------------------
  Retail - 8.4%
    Bed Bath & Beyond, Inc.*                             13,200    $    455,796
    Best Buy Co., Inc.*                                  21,200         511,980
    Gap, Inc.                                            41,000         636,320
    Home Depot, Inc.                                     15,600         373,776
    Kohl's Corp.*                                        62,400       3,491,280
    Lowe's Companies., Inc.                              23,100         866,250
    Office Depot, Inc.*                                  29,600         436,896
    Staples, Inc.*                                       71,400       1,306,620
    Target Corp.                                         34,130       1,023,900
    The TJX Cos., Inc.                                   78,300       1,528,416
    Wal-Mart Stores, Inc.                                67,420       3,405,384
    Walgreen Co.                                          9,700         283,143
                                                                   ------------
                                                                   $ 14,319,761
-------------------------------------------------------------------------------
  Special Products & Services - 3.1%
    3M Co.                                               28,100    $  3,464,730
    Illinois Tool Works, Inc.                            29,450       1,910,127
                                                                   ------------
                                                                   $  5,374,857
-------------------------------------------------------------------------------
  Telecommunications - Wireless - 2.5%
    AT&T Wireless Services, Inc.*                        48,800    $    275,720
    Cisco Systems, Inc.*                                302,140       3,958,034
                                                                   ------------
                                                                   $  4,233,754
-------------------------------------------------------------------------------
  Telecommunications - Wireline - 1.4%
    Comcast Corp., "A"*                                  50,187    $  1,182,908
    USA Interactive, Inc.*                               55,100       1,259,586
                                                                   ------------
                                                                   $  2,442,494
-------------------------------------------------------------------------------
  Transportation - 0.8%
    United Parcel Service, Inc.                          22,200    $  1,400,376
-------------------------------------------------------------------------------
Total U.S. Stocks                                                  $153,289,873
-------------------------------------------------------------------------------
Foreign Stocks - 5.7%
  Bermuda - 1.3%
    Ace Ltd. (Insurance)                                 17,300    $    507,582
    XL Capital Ltd. (Insurance)                          21,680       1,674,780
                                                                   ------------
                                                                   $  2,182,362
-------------------------------------------------------------------------------
  Canada - 1.0%
    Encana Corp. (Oil Services)                          55,100    $  1,713,610
-------------------------------------------------------------------------------
  Finland - 0.8%
    Nokia Corp., ADR (Telecommunications -
      Wireless)                                          84,700    $  1,312,850
-------------------------------------------------------------------------------
  Israel - 0.8%
    Teva Pharmaceutical Industries Ltd.
      (Pharmaceuticals)                                  33,300    $  1,285,713
-------------------------------------------------------------------------------
  Switzerland - 1.0%
    Alcon, Inc. (Medical & Health Products)*             45,500    $  1,794,975
-------------------------------------------------------------------------------
  Taiwan - 0.3%
    Taiwan Semiconductor Manufacturing Co.
      Ltd., ADR (Electronics)*                           82,310    $    580,286
-------------------------------------------------------------------------------
  United Kingdom - 0.5%
    Vodafone Group PLC, ADR (Telecommunications
      - Wireless)                                        51,785    $    938,344
-------------------------------------------------------------------------------
Total Foreign Stocks                                               $  9,808,140
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $161,943,788)                       $163,098,013
-------------------------------------------------------------------------------
Repurchase Agreement - 4.3%
-------------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
                                                  (000 OMITTED)
-------------------------------------------------------------------------------
    Merill Lynch, dated 12/31/02, due 1/02/03,
      total to be received $7,405,161 (secured
      by varuous U.S. Treasury and Federal
      Agencies Obligations in a jointly traded
      account), at Cost                                 $ 7,405    $  7,404,667
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $169,348,455)                  $170,502,680
Other Assets, Less Liabilities - 0.5%                                   777,116
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                $171,279,796
-------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
DECEMBER 31, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $169,348,455)            $170,502,680
  Investment of cash collateral for securities loaned, at
    identified cost and value                                         3,580,130
  Cash                                                                    2,650
  Receivable for investments sold                                     3,672,954
  Interest and dividends receivable                                     130,787
  Receivable from investment adviser                                     60,045
                                                                   ------------
      Total assets                                                 $177,949,246
                                                                   ------------
Liabilities:
  Payable for investments purchased                                $  3,047,110
  Payable for fund shares reacquired                                        870
  Collateral for securities loaned, at value                          3,580,130
  Payable to affiliates for management fee                                2,359
  Accrued expenses and other liabilities                                 38,981
                                                                   ------------
      Total liabilities                                            $  6,669,450
                                                                   ------------
Net assets                                                         $171,279,796
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $255,989,510
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                      1,155,041
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (85,862,465)
  Accumulated net investment loss                                        (2,290)
                                                                   ------------
      Total                                                        $171,279,796
                                                                   ============
Shares of beneficial interest outstanding                           35,754,532
                                                                    ==========
Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)             $4.79
                                                                       =====

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED DECEMBER 31, 2002
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                       $     58,566
    Dividends                                                           764,852
    Foreign taxes withheld                                               (5,677)
                                                                   ------------
      Total investment income                                      $    817,741
                                                                   ------------
  Expenses -
    Management fee                                                 $    657,302
    Trustees' compensation                                                2,265
    Shareholder servicing agent fee                                       6,624
    Administrative fee                                                    1,506
    Custodian fee                                                        58,041
    Postage                                                                  25
    Auditing fees                                                        16,050
    Legal fees                                                            1,752
    Miscellaneous                                                        19,722
                                                                   ------------
      Total expenses                                               $    763,287
    Fees paid indirectly                                                 (2,376)
    Reduction of expenses by investment adviser                        (280,753)
                                                                   ------------
      Net expenses                                                 $    480,158
                                                                   ------------
        Net investment income                                      $    337,583
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $(30,922,354)
    Foreign currency transactions                                            97
                                                                   ------------
      Net realized loss on investments and foreign
        currency transactions                                      $(30,922,257)
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $  8,889,261
    Translation of assets and liabilities in foreign
      currencies                                                           (145)
                                                                   ------------
      Net unrealized gain on investments and foreign
        currency translation                                       $  8,889,116
                                                                   ------------
        Net realized and unrealized loss on investments
          and foreign currency                                     $(22,033,141)
                                                                   ------------
          Decrease in net assets from operations                   $(21,695,558)
                                                                   ============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------------
                                                                            SIX MONTHS ENDED             YEAR ENDED
                                                                           DECEMBER 31, 2002          JUNE 30, 2002
                                                                                 (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                                         $    337,583           $    436,425
  Net realized loss on investments and foreign currency transactions             (30,922,257)           (35,871,779)
  Net unrealized gain (loss) on investments and foreign currency translation       8,889,116            (10,614,448)
                                                                                ------------           ------------
    Decrease in net assets from operations                                      $(21,695,558)          $(46,049,802)
                                                                                ------------           ------------
Distributions declared to shareholders -
  From net investment income                                                    $   (537,686)          $   (417,502)
  In excess of net realized loss on investments and foreign currency
    transactions                                                                      (2,290)              --
                                                                                ------------           ------------
    Total distributions declared to shareholders                                $   (539,976)          $   (417,502)
                                                                                ------------           ------------
Net increase in net assets from fund share transactions                         $ 13,240,110           $112,849,947
                                                                                ------------           ------------
    Total increase (decrease) in net assets                                     $ (8,995,424)          $ 66,382,643
Net assets:
  At beginning of period                                                         180,275,220            113,892,577
                                                                                ------------           ------------
  At end of period (including accumulated net investment loss and
    accumulated net investment income of $2,290 and $200,103, respectively)     $171,279,796           $180,275,220
                                                                                ============           ============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
---------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED JUNE 30,
                                                     SIX MONTHS ENDED         -------------------------        PERIOD ENDED
                                                    DECEMBER 31, 2002             2002             2001      JUNE 30, 2000*
                                                          (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                          $ 5.46           $ 7.44           $ 9.88              $10.00
                                                               ------           ------           ------              ------
Income from investment operations# -
  Net investment income(S)                                     $ 0.01           $ 0.02           $ 0.04              $ 0.03
  Net realized and unrealized loss on investments and
    foreign currencies                                          (0.66)           (1.98)           (2.40)              (0.15)
                                                               ------           ------           ------              ------
      Total from investment operations                         $(0.65)          $(1.96)          $(2.36)             $(0.12)
                                                               ------           ------           ------              ------
Less distributions declared to shareholders -
  From net investment income                                   $(0.02)          $(0.02)          $(0.02)             $ --
  In excess of net realized gain on investments and
    foreign currency transactions                               (0.00)+++         --              (0.06)               --
                                                               ------           ------           ------              ------
      Total distributions declared to shareholders             $(0.02)          $(0.02)          $(0.08)             $ --
                                                               ------           ------           ------              ------
Net asset value - end of period                                $ 4.79           $ 5.46           $ 7.44              $ 9.88
                                                               ======           ======           ======              ======
Total return                                                   (11.99)%++       (26.44)%         (24.07)%             (1.20)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                     0.55%+           0.55%            0.56%               0.57%+
  Net investment income                                          0.39%+           0.27%            0.47%               0.96%+
Portfolio turnover                                                128%             217%             314%                 98%
Net assets at end of period (000 Omitted)                    $171,280         $180,275         $113,893             $15,242

(S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management fees, in excess of 0.05% of average daily net assets. In addition, the investment adviser voluntarily waived a portion of its fee for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income (loss) per share and the ratios would have been:
      Net investment income (loss)                             $(0.00)+++       $(0.00)+++       $ 0.01              $(0.01)
      Ratios (to average net assets):
        Expenses##                                               0.87%+           0.88%            0.90%               1.87%+
        Net investment income (loss)                             0.07%+          (0.06)%           0.13%              (0.34)%+
  * For  the  period  from  the  commencement  of the fund's investment operations, February 22, 2000, through June 30, 2000.
  + Annualized.
 ++ Not annualized.
+++ Per share amount is less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Institutional Large Cap Growth Fund (the fund) is a diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund (trust, series) under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2002, the value of securities loaned was $3,454,540. These loans were collateralized by cash of $3,580,130 which was invested in the following short-term obligation:

                                                                 IDENTIFIED COST
ISSUER                                              SHARES             AND VALUE
--------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio     3,580,130            $3,580,130

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $2,376 under this arrangement. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions.

The tax character of distributions declared for the years ended June 30, 2002, and June 30, 2001, was as follows:

                                                JUNE 30, 2002      JUNE 30, 2001
--------------------------------------------------------------------------------
Distributions declared from ordinary income          $417,502           $463,703

As of June 30, 2002 the components of distributable earnings (accumulated losses) on a tax basis were as follows:

            Undistributed ordinary income         $    200,103
            Capital loss carryforward              (24,725,505)
            Unrealized loss                        (27,846,383)
            Other temporary differences            (10,102,395)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on June 30, 2010 $24,725,505.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. Management fees incurred for the six months ended December 31, 2002 were 0.50% of average daily net assets on an annualized basis.

The investment adviser has voluntarily agreed to pay the fund's operating expenses exclusive of management fees such that the fund's aggregate expenses do not exceed 0.05% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The fund pays the compensation to the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion             0.0175%
                Next $2.5 billion            0.0130%
                Next $2.5 billion            0.0005%
                In excess of $7 billion      0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund average daily net assets at an annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, and short-term obligations, aggregated $225,212,891 and $215,460,834 respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $182,038,086
                                                                ------------
Gross unrealized depreciation                                   $(17,441,725)
Gross unrealized appreciation                                      5,906,319
                                                                ------------
    Net unrealized depreciation                                 $(11,535,406)
                                                                ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                  SIX MONTHS ENDED DECEMBER 31, 2002          YEAR ENDED JUNE 30, 2002
                                  ----------------------------------   -------------------------------
                                             SHARES           AMOUNT          SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                               5,606,067     $ 27,192,363      18,140,268      $115,518,170
Shares issued to shareholders in
  reinvestment of distributions             112,730          539,976          62,451           417,502
Shares reacquired                        (2,990,307)     (14,492,229)       (489,418)       (3,085,725)
                                         ----------     ------------      ----------      ------------
    Net increase                          2,728,490     $ 13,240,110      17,713,301      $112,849,947
                                         ==========     ============      ==========      ============

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended December 31, 2002, was $675. The fund had no borrowings during the period.

(C)2003 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                             ILG-SEM  02/03 137